SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 26, 2002
                                                        ------------------


                           AMF Bowling Worldwide, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                             ----------------------
                 (State or other jurisdiction of incorporation)

               001-12131                         13-3873272
        ------------------------    ------------------------------------
        (Commission File Number)    (I.R.S. Employer Identification No.)


        8100 AMF Drive Richmond, Virginia                       23111
        ----------------------------------------              ----------
        (Address of principal executive offices)              (Zip code)


        Registrant's telephone number, including area code: (804) 730-4000
                                                            --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     AMF Bowling Worldwide, Inc. (the "Company") issued a news release confirming that it will distribute shares of its common stock and Series A and Series B warrants on September 30, 2002 to certain holders of allowed unsecured claims under the Company's previously confirmed plan of reorganization. A copy of such news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c) Exhibits

     99.1 Press release of the registrant, dated September 26, 2002.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMF Bowling Worldwide, Inc.

Dated: September 26, 2002           By:  /s/ Christopher F. Caesar
                                         -------------------------
                                         Christopher F. Caesar,
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer

                                  Exhibit Index
                                  -------------

Exhibit No.             Description
-----------             -----------

99.1                    Press Release dated September 26, 2002